UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane, Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 682-3000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on February 3, 2015, The J. M. Smucker Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Blue Acquisition Group, Inc., a Delaware corporation (“BAG”) and the parent of Big Heart Pet Brands, SPF Holdings I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, SPF Holdings II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and for the limited purposes set forth in the Merger Agreement, Blue Holdings I, L.P., the controlling stockholder of BAG, pursuant to which the Company will acquire BAG by way of two mergers (the “Mergers”), as a result of which the assets and liabilities of BAG will be held by a direct wholly owned subsidiary of the Company, on the terms and subject to the conditions set forth in the Merger Agreement. In connection with the proposed transaction, the Company is furnishing certain pro forma financial information with respect to the transaction, which information may be used in connection with presentations to investors on one or more occasions. The Company is disclosing this information under Item 7.01, which information is included in Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01. In connection with the consummation of the transactions contemplated under the Merger Agreement, the Company will file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) containing historical consolidated financial information of BAG and pro forma financial information with respect to BAG as required by the rules and regulations of the SEC.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01.	Other Events.

In connection with the Mergers, the Competition Bureau of Canada issued an Advanced Ruling Certificate pursuant to Section 102 of the Competition Act with respect to the Mergers. In addition, the Mergers received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as amended. As a result, the Company has obtained all required regulatory approvals necessary to consummate the Mergers.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Financial Information*

*	This Exhibit is being furnished and shall not be deemed “filed” under the Exchange Act, nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: March 9, 2015	By:	/s/ Jeannette L. Knudsen
	Name:	Jeannette L. Knudsen
	Title:	Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Financial Information*

*	This Exhibit is being furnished and shall not be deemed “filed” under the Exchange Act, nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

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